UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    February 21, 2014

KIMBALL INTERNATIONAL, INC.
________________________________________________________________________________________________________
(Exact name of registrant as specified in its charter)

Indiana	0-3279	35-0514506
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

1600 Royal Street, Jasper, Indiana	47549-1001
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code   (812) 482-1600

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
Description of Common Stock
This Current Report on Form 8-K is being filed to update the description of the Class A Common Stock and Class B Common Stock of Kimball International, Inc. (the “Company”) contained in the Company’s Registration Statement on Form 10/A originally filed with the Securities and Exchange Commission (the “SEC”) on October 29, 1968, as amended by Amendment No. 1 filed with the SEC on January 7, 2004 and Amendment No. 2 filed with the SEC on February 13, 2004. The Company is filing this Form 8-K in accordance with the principles of Compliance and Disclosure Interpretation 123.07, dated February 27, 2009, and intends to incorporate this description by reference into certain of its filings with the SEC, including registration statements on Form S-3 or Form S-8.
The Company’s authorized capital stock consists of 150,000,000 shares which are divided into 50,000,000 shares of Class A Common Stock, par value $0.05 per share (the “Class A Common Stock”) and 100,000,000 shares of Class B Common Stock, par value $0.05 per share (the “Class B Common Stock”).
As of February 19, 2014, 7,982,078 shares of Class A Common Stock were outstanding and 30,455,529 shares of Class B Common Stock were outstanding. All outstanding shares of Class A Common Stock and Class B Common Stock are duly authorized, validly issued, fully paid and non-assessable. The Class B Common Stock is traded on the Nasdaq Global Select Market under the symbol “KBALB.” The Class A Common Stock is not publicly traded.
The following description summarizes selected information regarding the Company’s Class A Common Stock and Class B Common Stock, as well as relevant provisions of (i) the Company’s Amended and Restated Articles of Incorporation, as currently in effect (the “Articles”), (ii) the Company’s Restated By-Laws, as currently in effect (the “By-Laws”), and (iii) the Indiana Business Corporation Law (the “IBCL”). The following summary description of the Class A Common Stock and the Class B Common Stock is qualified in its entirety by reference to the provisions of the Company’s Articles and By-Laws, copies of which have been filed as exhibits to the Company’s periodic reports under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the applicable provisions of the IBCL.
Class A Common Stock
The holders of shares of Class A Common Stock are entitled to one vote per share on all matters requiring the vote of shareholders. Any record holder of shares of Class A Common Stock is entitled, at any time or from time to time, to convert any or all of such shares held by such holder into the same number of shares of Class B Common Stock. The holders of Class A Common Stock are entitled to receive, when and as declared by the Company’s Board of Directors, all dividends payable in cash or other property of the Company, and for this purpose Class A Common Stock and Class B Common Stock are considered as one class, and the holders thereof are entitled to participate ratably, share for share, and without preference of either class over the other, in all dividends so declared and paid. However, the holders of Class B Common Stock are entitled to receive cash dividends in each fiscal year of the Company in an amount which is $0.02 per share greater than the amount of cash dividends which are paid on the Class A Common Stock, provided, that such amount may be adjusted in certain instances as described in the Company’s Articles. No stock dividend may be declared or paid on the outstanding shares of Class A Common Stock unless payable in shares of that class, and no stock dividend may be declared or paid on the outstanding shares of Class A Common Stock, unless, at the same time, a stock dividend, at the same rate, is declared and paid on the outstanding shares of the Class B Common Stock, payable in shares of that class.
The holders of Class A Common Stock are not entitled to preemptive or subscription rights, and there are no redemption or sinking fund provisions applicable to Class A Common Stock. The holders of Class A Common Stock are not subject to further calls or assessments by the Company. Upon voluntary or involuntary dissolution of the Company, after payment or provision for payment of all of the Company’s obligations, the holders of the Class A Common Stock and the Class B Common Stock are entitled to participate equally per share in all distributions of the Company’s assets.
If at any time the number of issued and outstanding shares of Class A Common Stock constitutes less than 15% of the aggregate number of Class A Common Stock and Class B Common Stock then issued and outstanding, or if the Company has not paid any dividends on the Class B Common Stock for a period of thirty six consecutive calendar months, then all of the rights, preferences, limitations and restrictions relating to the Class B Common Stock shall become the same as the rights, preferences, limitations and restrictions of the Class A Common Stock without any further action on the part of the shareholders or the Company, and all distinctions between Class A Common Stock and Class B Common Stock will be eliminated. In such event, all shares of Class B Common Stock will be equal to shares of Class A Common Stock with respect to all matters, including dividend payments and voting rights. In such event, all holders of shares of Class A Common Stock and Class B

Common Stock will vote as a single class on all matters submitted to a vote of shareholders, except as otherwise required by law. However, the right and power to convert any shares of Class A Common Stock into shares of Class B Common Stock will continue and, upon the Company’s written request, the holders of Class A Common Stock will take such steps as shall be necessary to convert their shares of Class A Common Stock into shares of Class B Common Stock.
Class B Common Stock
While the holders of shares of Class A Common Stock are entitled to one vote per share on all matters requiring the vote of shareholders, the holders of Class B Common Stock have limited voting rights. The holders of Class B Common Stock are entitled, as a class, to elect, at each meeting of shareholders at which directors are elected, one member of the Board of Directors of the Company, but are not entitled to vote upon the election of the remaining members of the Board of Directors. The holders of Class B Common Stock are entitled, as a class, to full voting powers at any meeting of the shareholders with respect to any proposed amendment to the article regarding the shares of capital stock of the Company contained in the Articles or with respect to any consolidation, merger, sale, lease, exchange, mortgage, pledge or other disposition of all or substantially all of the Company’s fixed assets, or the dissolution of the Company. Moreover, the express terms and provisions of the Class B Common Stock may not be changed without the affirmative vote of the holders of at least a majority of the issued and outstanding shares of such class of common stock.
Although any record holder of shares of Class A Common Stock is entitled, at any time or from time to time, to convert any or all of such shares held by such holder into the same number of shares of Class B Common Stock, holders of Class B Common Stock are not entitled, based upon the terms of the Class B Common Stock, to convert shares of Class B Common Stock into shares of Class A Common Stock. The holders of Class B Common Stock are entitled to receive, when and as declared by the Company’s Board of Directors, all dividends payable in cash or other property of the Company, and for this purpose Class A Common Stock and Class B Common Stock are considered as one class, and the holders thereof are entitled to participate ratably, share for share, and without preference of either class over the other, in all dividends so declared and paid. However, the holders of Class B Common Stock are entitled to receive cash dividends in each fiscal year of the Company in an amount which is $0.02 per share greater than the amount of cash dividends which are paid on the Class A Common Stock, provided, that such amount may be adjusted in certain instances as described in the Company’s Articles. No stock dividend may be declared or paid on the outstanding shares of Class B Common Stock unless payable in shares of that class, and no stock dividend may be declared or paid on the outstanding shares of Class B Common Stock, unless, at the same time, a stock dividend, at the same rate, is declared and paid on the outstanding shares of the Class A Common Stock, payable in shares of that class.
The holders of Class B Common Stock are not entitled to preemptive, subscription or conversion rights, and there are no redemption or sinking fund provisions applicable to Class B Common Stock. The holders of Class B Common Stock are not subject to further calls or assessments by the Company. Upon voluntary or involuntary dissolution of the Company, after payment or provision for payment of all of the Company’s obligations, the holders of the Class B Common Stock and the Class A Common Stock are entitled to participate equally per share in all distributions of the Company’s assets.
If at any time the number of issued and outstanding shares of Class A Common Stock constitutes less than 15% of the aggregate number of Class A Common Stock and Class B Common Stock then issued and outstanding, or if the Company has not paid any dividends on the Class B Common Stock for a period of thirty six consecutive calendar months, then all of the rights, preferences, limitations and restrictions relating to the Class B Common Stock shall become the same as the rights, preferences, limitations and restrictions of the Class A Common Stock without any further action on the part of the shareholders or the Company, and all distinctions between Class A Common Stock and Class B Common Stock will be eliminated. In such event, all shares of Class B Common Stock will be equal to shares of Class A Common Stock with respect to all matters, including dividend payments and voting rights. In such event, all holders of shares of Class A Common Stock and Class B Common Stock will vote as a single class on all matters submitted to a vote of shareholders, except as otherwise required by law. However, the right and power to convert any shares of Class A Common Stock into shares of Class B Common Stock will continue and, upon the Company’s written request, the holders of Class A Common Stock will take such steps as shall be necessary to convert their shares of Class A Common Stock into shares of Class B Common Stock.
Anti-Takeover Effects of Provisions of the Company’s Articles, By-Laws and the IBCL
Under certain circumstances, certain provisions of the Company’s Articles and By-Laws and certain provisions of the IBCL may render more difficult, or may discourage, a merger, a tender offer, a proxy contest, or the assumption of control of the Company by a holder of a large block of the Company’s stock or other person, or the removal of incumbent management, even if such actions may be beneficial to the Company’s shareholder generally.

Meetings of Shareholders. Under Chapter 29 of the IBCL, any action required to be taken by the Company’s shareholders may be effected only at an annual meeting or special meeting of shareholders, and shareholders may act in lieu of such meetings only by unanimous written consent. The Company’s By-Laws provide that special meetings of shareholders may be called only by the Company’s Board of Directors. Holders of the Company’s Class A Common Stock and Class B Common Stock are not permitted to call a special meeting or to require that the Company’s Board of Directors call a special meeting of shareholders.
The Company’s By-Laws also establish an advance notice procedure for the nomination, other than by or at the direction of the Company’s Board of Directors, of candidates for election as directors as well as for other shareholder proposals to be considered at annual meetings of shareholders. In general, notice of intent to nominate a director or raise business at such meetings must be delivered to the Company not less than 90 days nor more than 110 days prior to first anniversary of the preceding year’s annual meeting and must contain certain specified information concerning the person to be nominated or the matters to be brought before the meeting and concerning the shareholder submitting the proposal.
Amendment of By-Laws. The Company’s Articles and By-Laws provide that the Company’s Board of Directors has the exclusive authority to make, alter, amend or repeal the Company’s By-Laws and the Company’s shareholders have no power to do so.
Control Share Acquisitions. Under Chapter 42 of the IBCL, an acquiring person or group who makes a “control share acquisition” in an “issuing public corporation” may not exercise voting rights on any “control shares” unless these voting rights are conferred by a majority vote of the disinterested shareholders of the issuing public corporation at a special meeting of those shareholders held upon the request and at the expense of the acquiring person. If control shares acquired in a control share acquisition are accorded full voting rights and the acquiring person has acquired control shares with a majority or more of all voting power, all shareholders of the issuing public corporation have dissenters’ rights to receive the fair value of their shares pursuant to Chapter 44 of the IBCL.
Under the IBCL, “control shares” means shares acquired by a person that, when added to all other shares of the issuing public corporation owned by that person or in respect to which that person may exercise or direct the exercise of voting power, would otherwise entitle that person to exercise voting power of the issuing public corporation in the election of directors within any of the following ranges:

•	One-fifth or more but less than one-third;

•	One-third or more but less than a majority; or

•	A majority or more.
“Control share acquisition” means, subject to specified exceptions, the acquisition, directly or indirectly, by any person of ownership of, or the power to direct the exercise of voting power with respect to, issued and outstanding control shares. For the purposes of determining whether an acquisition constitutes a control share acquisition, shares acquired within 90 days or under a plan to make a control share acquisition are considered to have been acquired in the same acquisition. “Issuing public corporation” means a corporation which has (i) 100 or more shareholders, (ii) its principal place of business or its principal office in Indiana, or that owns or controls assets within Indiana having a fair market value of greater than $1,000,000, and (iii) (A) more than 10% of its shareholders resident in Indiana, (B) more than 10% of its shares owned of record or owned beneficially by Indiana residents, or (C) 1,000 shareholders resident in Indiana.
The above provisions do not apply if, before a control share acquisition is made, the corporation’s articles of incorporation or by-laws, including a by-law adopted by the corporation’s board of directors, provide that they do not apply. The Company’s By-Laws provide that the Company is subject to the provisions of Chapter 42. In addition, the Company’s By-Laws provide that any control shares acquired in a control share acquisition may be redeemed by the Company for fair value during specified time periods if either no acquiring person statement is filed with the Company in accordance with Chapter 42 or the control shares are not accorded full voting rights by the Company’s shareholders.
Certain Business Combinations. Chapter 43 of the IBCL restricts the ability of a “resident domestic corporation” to engage in any combinations with an “interested shareholder” for five years after the date the interested shareholder became such, unless the combination or the purchase of shares by the interested shareholder on the interested shareholder’s date of acquiring shares is approved by the board of directors of the resident domestic corporation before that date. If the combination was not previously approved, the interested shareholder may effect a combination after the five-year period only if that shareholder receives approval from a majority of the disinterested shareholders or the offer meets specified fair price criteria. For purposes of the above provisions, “resident domestic corporation” means an Indiana corporation that has 100 or more shareholders. “Interested shareholder” means any person, other than the resident domestic corporation or its subsidiaries, who is (1) the beneficial owner, directly or indirectly, of 10% or more of the voting power of the outstanding voting shares of the resident domestic corporation or (2) an affiliate or associate of the resident domestic corporation, which at any time within the five-year period immediately before the date in question, was the beneficial owner, directly or indirectly, of 10% or more of the voting power of the then outstanding shares of the resident domestic corporation.
The definition of “beneficial owner” for purposes of Chapter 43, means a person who, directly or indirectly, has the right to acquire or vote the subject shares (excluding voting rights under revocable proxies made in accordance with federal law), has any agreement, arrangement or understanding for the purpose of acquiring, holding or voting or disposing of the subject shares, or holds any “derivative instrument” that includes the opportunity to profit or share in any profit derived from any increase in the value of the subject shares.
The above provisions do not apply to corporations that elect not to be subject to Chapter 43 in an amendment to their articles of incorporation approved by a majority of the disinterested shareholders. That amendment, however, cannot become effective until 18 months after its passage and would apply only to share acquisitions occurring after its effective date. The Company’s Articles do not exclude it from Chapter 43.
Mandatory Classified Board of Directors. Under Chapter 33 of the IBCL, a corporation with a class of voting shares registered with the SEC under Section 12 of the Exchange Act must have a classified board of directors unless the corporation adopts a by-law expressly electing not to be governed by this provision by the later of July 31, 2009 or 30 days after the corporation’s voting shares are registered under Section 12 of the Exchange Act. The Company adopted an amendment to its By-Laws electing not to be subject to this mandatory requirement effective July 31, 2009; however, the IBCL permits this election to be rescinded by subsequent action of the Company’s Board of Directors.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIMBALL INTERNATIONAL, INC.

By:	/s/ Robert F. Schneider
ROBERT F. SCHNEIDER Executive Vice President, Chief Financial Officer

Date: February 21, 2014